THE GABELLI VALUE FUND INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                        [GRAPHIC OF FOUR STARS OMITTED]

            MORNINGSTAR RATED[TRADE MARK] GABELLI VALUE FUND 4 STARS
              OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 09/30/00
               AMONG 3876 DOMESTIC EQUITY FUNDS, AND FOR THE FIVE
               AND TEN-YEAR PERIODS ENDED 09/30/00 AMONG 2419 AND
                    796 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                                     FORBES
                             HONOR ROLL SELECTION*

TO OUR SHAREHOLDERS,

      Declining market interest rates (bond yields), a quiescent Federal Reserve, and reasonable second quarter earnings spawned a late summer rally, temporarily putting the Standard & Poor's 500 and Nasdaq Composite Indices into positive performance territory for the year. However, stocks retreated in September as higher oil prices, the plummeting Euro, and third quarter earnings jitters eroded investor confidence. The Dow Jones Industrial Average ("DJIA") managed a slight gain for the third quarter, but the S&P 500 and Nasdaq Composite Indices closed with losses.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Value Fund's (the "Fund") net asset value fell 2.38%. The Standard & Poor's ("S&P") 500 Index and the Nasdaq Composite Index declined 0.97% and 7.35%, respectively, while the Value Line Composite and Russell 2000 Indices rose 6.40% and 1.11%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 6.24% over the trailing twelve-month period. The S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000
Indices rose 13.27%, 33.99%, 17.59% and 23.39%, respectively, over the same twelve-month period.

      For the ten-year period ended September 30, 2000, the Fund's total return averaged 19.65% annually versus average annual returns of 19.42%, 26.67%, 17.45% and 16.93% for the S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through September 30, 2000, the Fund had a cumulative total return of 431.49%, which equates to an average annual total return of 16.38%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. * As cited in FORBES MAGAZINE dated 8/21/00.The honorees are chosen annually; funds must be open to new investors and have had the same management for at least five years. Sector funds and closed-end funds are excluded.

INVESTMENT RESULTS (CLASS A SHARES) (a)
--------------------------------------------------------------------------------

                                            Quarter
                           ---------------------------------------
                             1st         2nd       3rd       4th       Year
                             ---         ---       ---       ---       ----
2000:  Net Asset Value     $18.70     $18.89    $18.44        --        --
       Total Return         (3.9)%      1.0%     (2.4)%       --        --
--------------------------------------------------------------------------------
1999:  Net Asset Value     $17.29     $19.58    $18.93      $19.45     $19.45
       Total Return          7.5%      13.2%     (3.3)%      12.1%      31.9%
--------------------------------------------------------------------------------
1998:  Net Asset Value     $16.43     $16.94    $14.71      $16.08     $16.08
       Total Return         14.9%       3.1%    (13.2)%      19.8%      23.2%
--------------------------------------------------------------------------------
1997:  Net Asset Value     $11.63     $14.11    $15.73      $14.30     $14.30
       Total Return          1.0%      21.3%     11.5%        8.6%      48.2%
--------------------------------------------------------------------------------
1996:  Net Asset Value     $12.88     $13.08    $12.63      $11.52     $11.52
       Total Return         10.9%       1.6%     (3.4)%       0.0%       8.7%
--------------------------------------------------------------------------------
1995:  Net Asset Value     $11.41     $11.75    $12.81      $11.61     $11.61
       Total Return          8.8%       3.0%      9.0%        0.3%      22.5%
--------------------------------------------------------------------------------
1994:  Net Asset Value     $11.37     $11.55    $12.43      $10.49     $10.49
       Total Return         (6.0)%      1.6%      7.6%       (2.7)%      0.0%
--------------------------------------------------------------------------------
1993:  Net Asset Value     $11.15     $11.93    $13.92      $12.09     $12.09
       Total Return         10.1%       7.0%     16.7%        1.5%      39.4%
--------------------------------------------------------------------------------
1992:  Net Asset Value     $10.40      $9.84    $10.04      $10.13     $10.13
       Total Return          9.7%      (5.4)%     2.0%        6.4%      12.7%
--------------------------------------------------------------------------------
1991:  Net Asset Value      $9.51      $9.50     $9.57       $9.48      $9.48
       Total Return         11.8%      (0.1)%     0.7%        2.5%      15.3%
--------------------------------------------------------------------------------
1990:  Net Asset Value      $9.23      $9.36     $8.19       $8.51      $8.51
       Total Return         (2.4)%      1.4%    (12.5)%       9.0%      (5.6)%
--------------------------------------------------------------------------------
1989:  Net Asset Value        __         __        __        $9.58      $9.58
--------------------------------------------------------------------------------
       Total Return           __         __        __         2.1%(b)    2.1%(b)
--------------------------------------------------------------------------------




------------------------------------------------------
       Average Annual Returns (Class A Shares)
       ---------------------------------------
               September 30, 2000 (a)
               ----------------------
1 Year.....................................   6.24%
          .................................   0.40%(c)
5 Year.....................................  20.03%
          .................................  18.67%(c)
10 Year....................................  19.65%
          .................................  18.97%(c)
Life of Fund (b) ..........................  16.38%
          .................................  15.78%(c)
------------------------------------------------------



                     Dividend History
-----------------------------------------------------------
Payment (ex) Date     Rate Per Share     Reinvestment Price
-----------------     --------------     ------------------
December 27, 1999          $1.720              $18.98
December 28, 1998          $1.490              $15.54
December 29, 1997          $2.720              $14.01
December 27, 1996          $1.110              $11.57
December 27, 1995          $1.230              $11.56
December 30, 1994          $1.600              $10.49
December 31, 1993          $2.036              $12.09
December 31, 1992          $0.553              $10.13
December 31, 1991          $0.334              $ 9.48
December 31, 1990          $0.420              $ 8.51
March 19, 1990             $0.120              $ 9.21
December 29, 1989          $0.068              $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Performance of Class B and Class C Shares which were first offered on March 1, 2000 would be lower due to higher distribution and service fees. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------
                                        2

COMMENTARY

THE FIVE E'S

      In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

[PYRAMID GRAPHIC OMITTED]

PYRAMID TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

ENERGY

      The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

      We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

         In January 2999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070

      The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

      A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

      Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

      The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

      Relatively high equity valuations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

      After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

      Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

INVESTMENT SCOREBOARD

      Most of the Fund's outstanding performers in the third quarter were from the Consumer Products industry, such as Shaw Industries, Energizer Holdings, Carter-Wallace and Ralston Purina Group. In the broadcasting field, the winners were Paxson Communications, Gray Communications and Chris-Craft. Aviation holdings Barnes Group and Fairchild Corp. also enjoyed good reviews this quarter.

      Each quarter, we recognize our holdings that performed poorly. Telecommunications companies such as Citizens Communications, Sprint PCS Group and Nextel declined sharply. All are past portfolio stars which we believe can rebound in the year ahead. Publishing companies Penton Media, Media General, and Meredith Corp. also had a negative impact on the Fund this quarter.

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telecom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King--just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $82.375 - NYSE), through its 80% ownership of BHC Communications (BHC - $157.375 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $147.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY CORP. (LC - $34.625 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review. In June, Liberty announced it would sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to fifteen.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MEDIA GENERAL INC. (MEG'A - $43.00 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of around 860,000. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August. Media General also operates twenty-one television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company also sold its Garden State Paper Co. to Enron Corp. (ENE - $87.625 - NYSE) for $72 million in August.

NAVISTAR INTERNATIONAL CORP. (NAV - $29.9375 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International [REGISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International [REGISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

SEAGRAM CO. (VO - $57.4375 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.9375 - Nasdaq). On June 20th, Seagram agreed to merge with French companies Vivendi and Canal Plus, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $110.70 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $70.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.0625 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $4.0 billion. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

USA NETWORKS INC. (USAI - $21.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic

Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The market has behaved like a swimmer in distress in the third quarter of 2000. Every time stocks struggled to the surface, they were pulled back under the waves. As we write, stocks are sinking under the weight of higher oil prices, the weak Euro, and earnings uncertainties. Moderation in oil prices, a firmer Euro, and solid third quarter earnings would provide a lifeline for stocks. We will not speculate on the near term prospects for the market. We will simply continue to practice our time tested investment strategy of buying quality companies at discount prices. Over the long term, we remain confident this will produce attractive returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

November 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
         Viacom Inc.                       USA Networks Inc.
         Telephone & Data Systems Inc.     Liberty Media Group
         Media General Inc.                Navistar International Corp.
         Cablevision Systems Corp.         Seagram Co.
         Chris-Craft Industries Inc.       Liberty Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
                 COMMON STOCKS -- 90.0%
                 AEROSPACE -- 0.5%
     200,000     Lockheed Martin Corp. ........................   $    6,592,000
                                                                  --------------
                 AGRICULTURE -- 0.4%
     630,000     Archer-Daniels-Midland Co. ...................        5,433,750
                                                                  --------------
                 AUTOMOTIVE -- 0.2%
      40,000     General Motors Corp. .........................        2,600,000
                                                                  --------------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.2%
     620,000     Dana Corp. ...................................       13,330,000
     630,000     GenCorp Inc. .................................        5,118,750
     520,000     Genuine Parts Co. ............................        9,912,500
     260,000     Modine Manufacturing Co. .....................        7,324,687
      30,000     Superior Industries International Inc. .......          900,000
     400,000     Tenneco Automotive Inc. ......................        2,075,000
                                                                  --------------
                                                                      38,660,937
                                                                  --------------
                 AVIATION: PARTS AND SERVICES -- 0.3%
      85,000     Barnes Group Inc. ............................        1,561,875
     275,000     Fairchild Corp., Cl. A+ ......................        1,753,125
                                                                  --------------
                                                                       3,315,000
                                                                  --------------
                 BROADCASTING -- 7.9%
     150,000     Ackerley Group Inc. ..........................        1,500,000
       7,000     BHC Communications Inc., Cl. A+ ..............        1,101,625
     730,000     Chris-Craft Industries Inc.+ .................       60,133,750
     170,000     Gray Communications Systems Inc., Cl. B ......        1,774,375
      45,000     Grupo Televisa SA, GDR+ ......................        2,595,937
     706,000     Liberty Corp. ................................       24,445,250
     340,000     Paxson Communications Corp., Cl. A+ ..........        3,910,000
                                                                  --------------
                                                                      95,460,937
                                                                  --------------
                 BUSINESS SERVICES -- 0.8%
     200,000     ANC Rental Corp.+ ............................        1,150,000
     158,000     Berlitz International Inc.+ ..................        1,343,000
     600,369     Cendant Corp.+ ...............................        6,529,013
      86,000     National Processing Inc.+ ....................        1,198,625
                                                                  --------------
                                                                      10,220,638
                                                                  --------------
                 CABLE -- 5.3%
     965,000     Cablevision Systems Corp., Cl. A+ ............       63,991,562
                                                                  --------------
                 COMMUNICATIONS EQUIPMENT -- 0.3%
      50,000     Scientific-Atlanta Inc. ......................        3,181,250
                                                                  --------------
                 COMPUTER SOFTWARE AND SERVICES -- 0.0%
     110,000     Tyler Technologies Inc. ......................          220,000
                                                                  --------------
                 CONSUMER PRODUCTS -- 4.8%
     575,000     Carter-Wallace Inc. ..........................       14,051,562
     275,001     Energizer Holdings Inc.+ .....................        6,737,520
      60,000     Gallaher Group plc, ADR ......................        1,395,000
     195,000     Hartmarx Corp.+ ..............................          585,000
      25,000     National Presto Industries Inc. ..............          748,437
   1,000,000     Ralston Purina Group .........................       23,687,500
     529,300     Shaw Industries Inc. .........................        9,792,050
      43,000     Syratech Corp.+ ..............................          338,625
      85,000     Wolverine World Wide Inc. ....................          791,562
                                                                  --------------
                                                                      58,127,256
                                                                  --------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------
                 CONSUMER SERVICES -- 0.6%
     515,000     Rollins Inc. .................................   $    7,628,437
                                                                  --------------
                 DIVERSIFIED INDUSTRIAL -- 1.1%
      50,000     Ampco-Pittsburgh Corp. .......................          512,500
     160,000     GenTek Inc. ..................................        2,440,000
     200,000     Honeywell Inc. ...............................        7,125,000
     235,700     Katy Industries Inc. .........................        1,649,900
      69,000     Lamson & Sessions Co.+ .......................          819,375
     140,000     WHX Corp.+ ...................................          210,000
                                                                  --------------
                                                                      12,756,775
                                                                  --------------
                 ELECTRONICS -- 0.6%
     400,000     Thomas & Betts Corp. .........................        6,975,000
                                                                  --------------
                 ENERGY AND UTILITIES -- 1.6%
     110,000     Columbia Energy Group ........................        7,810,000
     250,000     Conectiv Inc. ................................        4,468,750
      70,000     Florida Progress Corp. .......................        3,705,625
     155,000     Southwest Gas Corp. ..........................        3,245,312
                                                                  --------------
                                                                      19,229,687
                                                                  --------------
                 ENTERTAINMENT -- 18.7%
     170,000     GC Companies Inc.+ ...........................          510,000
   1,800,000     Liberty Media Group, Cl. A+ ..................       32,400,000
     525,000     Seagram Co. ..................................       30,154,687
      20,000     Six Flags Inc. ...............................          310,000
   1,550,000     USA Networks Inc.+ ...........................       34,003,125
   2,210,000     Viacom Inc., Cl. A+ ..........................      129,285,000
                                                                  --------------
                                                                     226,662,812
                                                                  --------------
                 ENVIRONMENTAL SERVICES -- 1.6%
     100,000     Republic Services Inc.+ ......................        1,312,500
   1,020,000     Waste Management Inc. ........................       17,786,250
                                                                  --------------
                                                                      19,098,750
                                                                  --------------
                 EQUIPMENT AND SUPPLIES -- 5.2%
     200,000     CIRCOR International Inc.+ ...................        2,062,500
      40,000     Deere & Co. ..................................        1,330,000
     500,000     Flowserve Corp. ..............................        8,218,750
     130,000     Gerber Scientific Inc. .......................        1,121,250
     150,000     Ingersoll-Rand Co. ...........................        5,081,250
   1,055,000     Navistar International Corp.+ ................       31,584,062
      75,000     Sequa Corp., Cl. A+ ..........................        3,187,500
      24,500     Sequa Corp., Cl. B+ ..........................        1,457,750
     320,000     UCAR International Inc.+ .....................        4,060,000
     420,000     Watts Industries Inc., Cl. A .................        4,200,000
                                                                  --------------
                                                                      62,303,062
                                                                  --------------
                 FINANCIAL SERVICES -- 2.3%
     200,000     Donaldson, Lufkin & Jenrette Inc. ............       17,887,500
       9,000     Mellon Financial Corp. .......................          417,375
     210,000     Pioneer Group Inc.+ ..........................        9,233,438
                                                                  --------------
                                                                      27,538,313
                                                                  --------------
                 FOOD AND BEVERAGE -- 5.4%
     196,700     Bestfoods Inc. ...............................       14,309,925
     400,000     Coca-Cola Enterprises Inc. ...................        6,375,000
     295,000     Corn Products International Inc. .............        6,711,250
     130,000     Diageo plc, ADR ..............................        4,590,625

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                                           VALUE
     ------                                                           ------
                 COMMON STOCKS (CONTINUED)
                 FOOD AND BEVERAGE  (CONTINUED)
     445,000     Flowers Industries Inc. ......................  $    8,677,500
     300,000     Keebler Foods Co.+ ...........................      12,600,000
   1,080,000     Whitman Corp. ................................      12,487,500
                                                                 --------------
                                                                     65,751,800
                                                                 --------------
                 HEALTH CARE -- 0.1%
      20,000     American Home Products Corp. .................       1,131,250
                                                                 --------------
                 HOTELS AND GAMING -- 3.0%
     600,000     Aztar Corp.+ .................................       9,225,000
     270,000     Gaylord Entertainment Co. ....................       6,446,250
   2,000,000     Hilton Group plc .............................       5,736,580
   1,300,000     Hilton Hotels Corp. ..........................      15,031,250
                                                                 --------------
                                                                     36,439,080
                                                                 --------------
                 METALS AND MINING -- 0.4%
      15,000     Barrick Gold Corp. ...........................         228,750
     500,000     Echo Bay Mines Ltd.+ .........................         375,000
      80,000     Homestake Mining Co. .........................         415,000
     110,000     Newmont Mining Corp. .........................       1,870,000
      65,000     Placer Dome Inc. .............................         613,438
     365,000     Royal Oak Mines Inc.+ ........................           2,373
     540,000     TVX Gold Inc. ................................         877,500
                                                                 --------------
                                                                      4,382,061
                                                                 --------------
                 PAPER AND FOREST PRODUCTS -- 0.6%
     625,000     Pactiv Corp.+ ................................       6,992,188
                                                                 --------------
                 PUBLISHING -- 7.8%
      18,000     McGraw Hill Companies Inc. ...................       1,144,125
   1,670,000     Media General Inc., Cl. A (a) ................      71,810,000
     120,000     Meredith Corp. ...............................       3,540,000
     300,000     Penton Media Inc. ............................       8,250,000
     250,000     Reader's Digest Association Inc., Cl. B ......       7,890,625
      45,000     Tribune Co. ..................................       1,963,125
                                                                 --------------
                                                                     94,597,875
                                                                 --------------
                 REAL ESTATE -- 1.2%
     750,000     Catellus Development Corp.+ ..................      13,125,000
     130,000     Griffin Land & Nurseries Inc.+ ...............       1,641,250
                                                                 --------------
                                                                     14,766,250
                                                                 --------------
                 RETAIL -- 2.3%
     250,000     Albertson's Inc. .............................       5,250,000
   1,500,000     AutoNation Inc.+ .............................       9,000,000
     130,000     Blockbuster Inc., Cl. A ......................       1,145,625
      20,000     Burlington Coat Factory Warehouse Corp. ......         286,250
      35,000     Delhaize America Inc., Cl. A .................         610,313
      90,000     Ingles Markets Inc., Cl. A ...................         990,000
     140,000     Lillian Vernon Corp. .........................       1,365,000
     322,000     Neiman Marcus Group Inc., Cl. B+ .............       9,217,250
                                                                 --------------
                                                                     27,864,438
                                                                 --------------
                 SATELLITE -- 1.3%
     355,000     General Motors Corp., Cl. H+ .................      13,198,900
     130,000     Liberty Satellite & Technology Inc., Cl. A+ ..       1,381,250
     225,000     Loral Space & Communications Ltd.+ ...........       1,378,125
                                                                 --------------
                                                                     15,958,275
                                                                 --------------


                                                                      MARKET
     SHARES                                                           VALUE
     ------                                                           ------
                 SPECIALTY CHEMICALS -- 1.4%
     270,000     Ferro Corp. ..................................  $    5,146,875
     200,000     General Chemical Group Inc. ..................         187,500
     380,000     Rohm & Haas Co. ..............................      11,043,750
                                                                 --------------
                                                                     16,378,125
                                                                 --------------
                 TELECOMMUNICATIONS -- 3.3%
     620,983     AT&T Corp. ...................................      18,241,376
     800,000     Citizens Communications Co. ..................      10,750,000
     185,462     Commonwealth Telephone Enterprises Inc.+ .....       6,838,911
      92,000     RCN Corp.+ ...................................       1,909,000
     115,000     Rogers Communications Inc., Cl. B, ADR+ ......       2,724,063
                                                                 --------------
                                                                     40,463,350
                                                                 --------------
                 WIRELESS COMMUNICATIONS -- 7.8%
      20,000     Nextel Communications Inc., Cl. A+ ...........         935,000
     135,500     Rogers Wireless
                   Communications Inc., Cl. B + ...............       4,115,813
      90,000     Sprint Corp. (PCS Group)+ ....................       3,155,625
     900,000     Telecom Italia Mobile SpA ....................       7,274,717
     700,000     Telephone & Data Systems Inc. ................      77,490,000
      12,000     United States Cellular Corp.+ ................         840,000
                                                                 --------------
                                                                     93,811,155
                                                                 --------------
                 TOTAL COMMON STOCKS ..........................   1,088,532,013
                                                                 --------------
                 PREFERRED STOCKS -- 0.4%
                 PUBLISHING -- 0.4%
      95,000     News Corp. Ltd., Pfd., ADR ...................       4,453,125
                                                                 --------------
  PRINCIPAL
   AMOUNT
   ------
                 U.S. GOVERNMENT OBLIGATIONS -- 7.2%
 $88,650,000     U.S. Treasury Bills,
                   6.12% to 6.15%++,
                   due 11/14/00 to 12/14/00
                   6.46%, 10/02/00 ............................      87,671,241
                                                                 --------------
                 REPURCHASE AGREEMENTS -- 4.0%
  47,960,000     Agreement with State Street Bank & Trust Co.,
                   6.46%, dated 09/29/00, due 10/02/00,
                   proceeds at maturity $47,985,818
                   10/02/00 (b) ...............................      47,960,000
                                                                 --------------
                 TOTAL INVESTMENTS -- 101.6%
                   (Cost $936,129,392) ........................   1,228,616,379

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- (1.6%) ................     (19,096,045)
                                                                 --------------
                 NET ASSETS -- 100.0% .........................  $1,209,520,334
                                                                 ==============
------------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $48,923,373.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Robert J. Morrissey
          CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
          INVESTMENT OFFICER              MORRISSEY, HAWKINS &LYNCH
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Karl Otto Pohl
          FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
          DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

          Anthony J. Colavita             Anthony R. Pustorino
          ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
          ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

                                    OFFICERS
                   Mario J. Gabelli, CFA           Bruce N. Alpert
          PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
          INVESTMENT OFFICER              VICE PRESIDENT AND
                                          TREASURER

          James E. McKee
          SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q300SR



[PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
VALUE
FUND
INC.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000